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                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John E. Hanley as his true and lawful attorney-in fact and agent with full power and substitution and resubstitution, in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the year ended December 31, 2000 of Axsys Technologies, Inc. and any and all amendments thereto and to file the same, with all exhibits, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies, approves and confirms all that his said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        SIGNATURE                        TITLE                       DATE

/s/: Stephen W. Bershad                                         March 27, 2001
--------------------------
     Stephen W. Bershad        Chairman of the Board and Chief
                               Executive Officer and Director


/s/: Mark J. Bonney                                             March 27, 2001
--------------------------
     Mark J. Bonney            President, Chief Operating
                               Officer and Director


/s/:  John E. Hanley                                            March 27, 2001
--------------------------
      John E. Hanley           Vice President, Chief Financial
                               and Accounting Officer,
                               Secretary and Treasurer


/s/:  Anthony J. Fiorelli                                       March 27, 2001
--------------------------
      Anthony J. Fiorelli      Director


/s/:  Eliot M. Fried                                            March 28, 2001
--------------------------
      Eliot M. Fried           Director


/s/:  Robert G. McConnell                                       March 27, 2001
--------------------------
      Robert G. McConnell      Director


/s/:  Richard F. Hamm, Jr.                                      March 28, 2001
--------------------------
      Richard F. Hamm, Jr.     Director